UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 15, 2011

WorldGate Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25755	23-2866697
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3800 Horizon Blvd., Suite 103
Trevose, Pennsylvania 19053
(Address of Principal Executive Offices) (Zip Code)

(215) 354-5100
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of July 15, 2011, Edward L. Cummings was appointed as the Principal Financial Officer and Principal Accounting Officer of WorldGate Communications, Inc.  Mr. Cummings has been retained as a consultant and is being paid $7,916.66 per month.

From 2001 to October 2009, Mr. Cummings served as Chief Financial Officer of QSGI Inc., a publicly traded information technology asset management company.  From October 2009 through June 2011, Mr. Cummings worked as a financial consultant preparing SEC filings and financial statements for QSGI Inc.  Mr. Cummings is 62 years old.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Contractor Agreement, dated July 15, 2011, between Edward Cummings and WorldGate Service, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDGATE COMMUNICATIONS, INC.

Dated: July 20, 2011	By:	/s/ Christopher V. Vitale
	Name:	Christopher V. Vitale
	Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Contractor Agreement, dated July 15, 2011, between Edward Cummings and WorldGate Service, Inc.